UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2010

Commission File No. 1-14588

NORTHEAST BANCORP

(Exact name of Registrant as specified in its Charter)

Maine	01-0425066
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

500 Canal Street Lewiston, Maine	04240
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (207) 786-3245

Former name or former address, if changed since last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On December 29, 2010, pursuant to the terms and conditions of the Agreement and Plan of Merger, dated as of March 30, 2010 (the “Merger Agreement”), between Northeast Bancorp (“Northeast”) and FHB Formation LLC, a Delaware limited liability company (“FHB”), FHB merged with and into Northeast (the “Merger”), with Northeast continuing as the surviving corporation (the “Surviving Company”). A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Continuing Directors

Effective upon the Merger, John C. Orestis and Judith E. Wallingford (together, the “Continuing Directors”), former directors of Northeast, joined the Board of Directors of the Surviving Company (the “Board”). Mr. Orestis is a member of the Board’s Corporate Governance Committee. Ms. Wallingford is a member of the Board’s Corporate Governance Committee and Risk Committee and is the Chairperson of the Board’s Audit Committee. There are no arrangements between any of the Continuing Directors and any other persons pursuant to which the Continuing Directors were selected as a director. There are no family relationships among any of the Continuing Directors and any other directors or officers of the Surviving Company. There are no transactions, or proposed transactions, to which the Surviving Company is or was to be party and in which the Continuing Directors have a direct or indirect material interest that are required to be disclosed under Item 404(a) of Regulation S-K.

Resignation of Directors

In connection with the Merger, each of Conrad L. Ayotte, James P. Day, Ronald J. Goguen, Philip C. Jackson, Pender J. Lazenby, John H. Schiavi and Stephen W. Wight resigned as a director of the Surviving Company, including from all committees of the Board on which such person served, effective upon the Merger.

New Directors and Executive Officers

Effective upon the Merger, Richard Wayne became the President and Chief Executive Officer of the Surviving Company, Claire Bean became the Treasurer, Chief Financial Officer and Chief Operating Officer of the Surviving Company, and Heather Campion became the Secretary and Chief Administrative Officer of the Surviving Company. In addition, effective upon the Merger, each of Robert Glauber, Matthew Botein, Cheryl Dorsey, Peter McClean, Adam Shapiro, David Tanner and Richard Wayne (together, the “New Directors”) joined the Board. Except as disclosed herein, there are no arrangements between any of the New Directors and any other persons pursuant to which the New Directors were selected as a director. There are no family relationships among any of the New Directors and any other directors or officers of the Surviving Company. There are no transactions, or proposed transactions, to which the Surviving Company is or was to be party and in which New Directors have a direct or indirect material interest that are required to be disclosed under Item 404(a) of Regulation S-K.

Mr. Glauber is the Chairperson of the Corporate Governance Committee and a member of the Risk Committee. Matthew Botein is a member of the Risk Committee. Cheryl Dorsey is a member of the Corporate Governance Committee and the Compensation Committee. Peter McClean is the Chairperson of the Compensation Committee and the Risk Committee and a member of the Audit Committee. Mr. Shapiro is a member of the Audit Committee and the Compensation Committee. Mr. Tanner is a member of the Audit Committee and the Compensation Committee.

Effective upon the Merger, James Delamater became President and Chief Executive Officer of the Surviving Company’s Community Banking Division, Pender Lazenby remains as the Chief Risk Officer of the Surviving Company, Robert Johnson became Chief Financial Officer of the Surviving Company’s Community Banking Division and Marcel Blais became Chief Operating Officer of the Surviving Company’s Community Banking Division.

Indemnification Agreements

On December 29, 2010, each member of the Board entered into an indemnification agreement with the Surviving Company. The form of indemnification agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Employment Agreements

On December 30, 2010, the Surviving Company entered into employment agreements with each of Richard Wayne, Claire Bean and Heather Campion (collectively, the “Executive Employment Agreements”). Mr. Wayne and Mses. Bean and Campion are sometimes referred to herein individually as an “Executive” and collectively as the “Executives.” Pursuant to the Executive Employment Agreements, each of the Executives will receive an annual base salary equal to $250,000. In addition, each of the Executives will be entitled to participate in the Surviving Company’s non-equity incentive compensation plan as determined by the Compensation Committee, and will receive options to purchase shares of the Surviving Company’s voting common stock, as described below under “Equity Awards” in more detail. The Executive Employment Agreements also provide that the Executives are eligible to participate in any benefit programs that the Surviving Company establishes and makes available to its employees from time to time.

The Executive Employment Agreements contain restrictive covenants, including non-competition and non-solicitation covenants that will survive, for Mr. Wayne, 24 months, and for each of Mses. Bean and Campion, 12 months, following the termination of employment. In connection with the Executive Employment Agreements, each of the Executives entered into a waiver agreement acknowledging and agreeing to the restrictions and limitations on executive compensation applicable to the Surviving Company pursuant to the United States Department of Treasury’s Troubled Asset Relief Program (“TARP”) and any TARP restrictions that may be applicable to the Executives.

The Executive Employment Agreements describe the payments and benefits to which the Executives would be entitled upon termination of their employment under certain circumstances. Specifically, if (i) an Executive’s employment is terminated either by the Surviving Company without “cause” or by such Executive for “good reason” of if the Surviving Company makes a “non-renewal election” (each as defined in the applicable Executive Employment Agreements) and (ii) such Executive executes a release of claims prepared by the Surviving Company, the non-competition restrictions in the applicable Executive Employment Agreement will terminate unless the Surviving Company (in the sole discretion of the Board) pays such Executive an amount equal to the base salary such Executive would have received for the duration of the restricted period.

The foregoing description of the Executive Employment Agreements is not complete and is subject to and qualified in its entirety by reference to the Executive Employment Agreements entered into by Mr. Wayne and Mses. Bean and Campion, copies of which are attached hereto as Exhibit 10.2, 10.3 and 10.4, respectively, the terms of which are incorporated herein by reference.

Equity Awards

In connection with the Merger, on December, 29, 2010, the Surviving Company granted Mr. Wayne an option to purchase 237,616 shares of the Surviving Company’s voting common stock with an exercise price of $13.93 per share. 118,808 of the options granted to Mr. Wayne (the “Wayne Time-Based Vesting Award”) will vest in five equal annual installments commencing on December 29, 2011. 118,808 of the options granted to Mr. Wayne (the “Wayne Performance-Based Vesting Award”) will vest upon the satisfaction of the following conditions (collectively, the “Performance Conditions”): (i) the most recent annual assessment completed prior to the applicable Determination Date (as defined below) (or, if the most recent annual assessment completed prior to such Determination Date fails to satisfy the following condition, the first annual assessment completed after the Determination Date that satisfies such condition) of the Surviving Company’s internal controls, conducted using criteria established in Internal Control – Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission, concluded that the Surviving Company maintained effective internal control over financial reporting, and, if applicable, the attestation report of the Surviving Company’s registered public accounting firm regarding internal controls over financial reporting verified such conclusion; and (ii) the award will become exercisable in three equal tranches, with each tranche becoming exercisable if the price of the Surviving Company’s voting common stock exceeds the specified hurdle price for a period of 50 of the previous 75 consecutive trading days (such 50th day, the “Determination Date”). The applicable hurdle price varies depending on the number of years that have elapsed since the date of grant. With respect to the first tranche, the applicable hurdle price is $27.86 for the period from December 29, 2010 through December 29, 2015; $31.34 for the period from December 29, 2015 through December 29, 2016; and $34.83 for the period from December 29, 2016 through December 29, 2017. With respect to the second tranche, the hurdle price is $31.34 for the period from December 29, 2010 through December 29, 2016; and $34.83 for the period from December 29, 2016 through December 29, 2017. With respect to the third tranche, the hurdle price is $34.83 for the period from December 29, 2010 through December 29, 2017. Any portion of the stock option that has not vested by December 29, 2017 will terminate.

The Wayne Time-Based Vesting Award and the Wayne Performance-Based Vesting Award are evidenced by agreements, copies of which are attached hereto as Exhibit 10.5 and 10.6, respectively, the terms of which are incorporated herein by reference.

In connection with the Merger, on December 29, 2010, the Surviving Company granted to each of Ms. Bean and Ms. Campion an option to purchase 118,808 shares of the Surviving Company’s voting common stock with an exercise price of $13.93 per share. 59,404 of the options granted to each of Ms. Bean and Ms. Campion will vest in five equal annual installments commencing on December 29, 2011 (the “Bean and Campion Time-Based Vesting Awards”). 59,404 of the options granted to each of Ms. Bean and Ms. Campion will vest in accordance with the Performance Conditions (the “Bean and Campion Performance-Based Vesting Awards”). The Bean and Campion Time-Based Vesting Awards and the Bean and Campion Performance-Based Vesting Awards are evidenced by agreements, copies of which are attached hereto as Exhibit 10.7, 10.8, 10.9 and 10.10, respectively, the terms of which are incorporated herein by reference.

In connection with the Merger, on December 29, 2010, the Surviving Company granted Robert Glauber, the Chairman of the Board, options to purchase 21,601 shares of the Surviving Company’s voting common stock (the “Glauber Award”) with an exercise price of $13.93 per share, which will vest in three equal annual installments commencing on December 29, 2011. The Glauber Award is evidenced by an agreement, a copy of which is attached hereto as Exhibit 10.11, the terms of which are incorporated herein by reference.

In connection with the Merger, on December 29, 2010, the Surviving Company granted Matthew Botein, a director of the Surviving Company, an award of 81,005 stock appreciation rights with an exercise price of $13.93 per share. All of the stock appreciation rights are immediately vested, but are subject to restrictions on exercisability as follows. 40,502 of the stock appreciation rights granted to Mr. Botein will become exercisable in five equal annual installments commencing on December 29, 2011 (the “Botein Time-Based Vesting Award”). 40,502 of the stock appreciation rights granted to Mr. Botein will become exercisable in accordance with the Performance Conditions (the “Botein Performance-Based Vesting Award”). The Botein Time-Based Vesting Award and the Botein Performance-Based Vesting Award are evidenced by agreements, copies of which are attached hereto as Exhibit 10.12 and 10.13, respectively, the terms of which are incorporated herein by reference.

In connection with the Merger, on December 29, 2010, the Surviving Company granted Mr. Delamater 13,026 shares of restricted stock (the “Restricted Stock Award”), 40% of which will vest on December 29, 2012, and the remainder of which shall vest in three equal annual installments commencing on December 29, 2013. The Restricted Stock Award is subject to certain TARP restrictions and limitations, which are specified in the agreement, a copy of which is attached as Exhibit 10.14, the terms of which are incorporated herein by reference.

In connection with the Merger, on December 29, 2010, the Surviving Company granted to each of Messrs. Lazenby, Johnson and Blais options to purchase 10,801 shares of the Surviving Company’s voting common stock (the “Executive Option Awards”). For Mr. Lazenby, the options will vest in four equal annual installments commencing on December 29, 2011, and for Mr. Johnson and Mr. Blais, the options will vest in five equal annual installments commencing on December 29, 2011. The Executive Option Awards are evidenced by agreements, a form of which is attached as Exhibit 10.15, the terms of which are incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, effective upon the Merger, Northeast’s Articles of Incorporation were amended and restated, and such amended and restated articles of incorporation became the Amended and Restated Articles of Incorporation of the Surviving Company. A copy of the Amended and Restated Articles of Incorporation of the Surviving Company is filed as Exhibit 3.1 hereto and incorporated herein by reference.

In addition, pursuant to the Merger Agreement, effective upon the Merger, Northeast’s Bylaws were amended and restated, and such Amended and Restated Bylaws became the Amended and Restated Bylaws of the Surviving Company. A copy of the Amended and Restated Bylaws of the Surviving Company is filed as Exhibit 3.2 hereto and incorporated herein by reference.

Item 8.01.	Other Events.

On December 29, 2010, the Surviving Company issued a press release announcing the completion of the Merger. A copy of the press release issued by the Surviving Company is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Financial Statements of Businesses Acquired.

The financial statements required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

Pro Forma Financial Information.

The pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of March 30, 2010, by and between Northeast Bancorp and FHB Formation LLC (incorporated by reference from Northeast’s Current Report on Form 8-K filed on March 31, 2010).

3.1	Amended and Restated Articles of Incorporation of the Surviving Company*

3.2	Amended and Restated Bylaws of the Surviving Company*

10.1	Form of Indemnification Agreement, dated as of December 29, 2010, by and between the Surviving Company and each of the members of the Board*

10.2	Employment Agreement, dated December 30, 2010, by and between the Surviving Company and Richard Wayne*

10.3	Employment Agreement, dated December 30, 2010, by and between the Surviving Company and Claire Bean*

10.4	Employment Agreement, dated December 30, 2010, by and between the Surviving Company and Heather Campion*

10.5	Non-Qualified Time-Based Stock Option Agreement, dated December 29, 2010, by and between the Surviving Company and Richard Wayne*

10.6	Non-Qualified Performance-Based Stock Option Agreement, dated December 29, 2010, by and between the Surviving Company and Richard Wayne*

10.7	Non-Qualified Time-Based Stock Option Agreement, dated December 29, 2010, by and between the Surviving Company and Claire Bean*

10.8	Non-Qualified Time-Based Stock Option Agreement, dated December 29, 2010, by and between the Surviving Company and Heather Campion*

10.9	Non-Qualified Performance-Based Stock Option Agreement, dated December 29, 2010, by and between the Surviving Company and Claire Bean*

10.10	Non-Qualified Performance-Based Stock Option Agreement, dated December 29, 2010, by and between the Surviving Company and Heather Campion*

10.11	Non-Qualified Stock Option Agreement, dated December 30, 2010, by and between the Surviving Company and Robert Glauber*

10.12	Time-Based Stock Appreciation Rights Agreement, dated December 29, 2010, by and between the Surviving Company and Matthew Botein*

10.13	Performance-Based Stock Appreciation Rights Agreement, dated December 29, 2010, by and between the Surviving Company and Matthew Botein*

10.14	Restricted Stock Award Agreement, dated December 29, 2010, by and between the Surviving Company and James Delamater*

10.15	Form of Non-Qualified Stock Option Agreement, dated December 29, 2010, by and between the Surviving Company and each of Pender Lazenby, Robert Johnson and Marcel Blais*

99.1	Press Release dated December 29, 2010*

*	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

NORTHEAST BANCORP

By:	/S/ RICHARD WAYNE
Name:	Richard Wayne
Title:	Chief Executive Officer

Date: January 5, 2011

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of March 30, 2010, by and between Northeast Bancorp and FHB Formation LLC (incorporated by reference from Northeast’s Current Report on Form 8-K filed on March 31, 2010).

3.1	Amended and Restated Articles of Incorporation of the Surviving Company*

3.2	Amended and Restated Bylaws of the Surviving Company*

10.1	Form of Indemnification Agreement, dated as of December 29, 2010, by and between the Surviving Company and each of the members of the Board*

10.2	Employment Agreement, dated December 30, 2010, by and between the Surviving Company and Richard Wayne*

10.3	Employment Agreement, dated December 30, 2010, by and between the Surviving Company and Claire Bean*

10.4	Employment Agreement, dated December 30, 2010, by and between the Surviving Company and Heather Campion*

10.5	Non-Qualified Time-Based Stock Option Agreement, dated December 29, 2010, by and between the Surviving Company and Richard Wayne*

10.6	Non-Qualified Performance-Based Stock Option Agreement, dated December 29, 2010, by and between the Surviving Company and Richard Wayne*

10.7	Non-Qualified Time-Based Stock Option Agreement, dated December 29, 2010, by and between the Surviving Company and Claire Bean*

10.8	Non-Qualified Time-Based Stock Option Agreement, dated December 29, 2010, by and between the Surviving Company and Heather Campion*

10.9	Non-Qualified Performance-Based Stock Option Agreement, dated December 29, 2010, by and between the Surviving Company and Claire Bean*

10.10	Non-Qualified Performance-Based Stock Option Agreement, dated December 29, 2010, by and between the Surviving Company and Heather Campion*

10.11	Non-Qualified Stock Option Agreement, dated December 30, 2010, by and between the Surviving Company and Robert Glauber*

10.12	Time-Based Stock Appreciation Rights Agreement, dated December 29, 2010, by and between the Surviving Company and Matthew Botein*

10.13	Performance-Based Stock Appreciation Rights Agreement, dated December 29, 2010, by and between the Surviving Company and Matthew Botein*

10.14	Restricted Stock Award Agreement, dated December 29, 2010, by and between the Surviving Company and James Delamater*

10.15	Form of Non-Qualified Stock Option Agreement, dated December 29, 2010, by and between the Surviving Company and each of Pender Lazenby, Robert Johnson and Marcel Blais*

99.1	Press Release dated December 29, 2010*

*	Filed herewith